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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2007

                           SUGAR CREEK FINANCIAL CORP.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                    333-139332           To Be Applied For
       -------------                    ----------           -----------------
(State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                 28 West Broadway, Trenton, Illinois 62293-1304
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (618) 224-9228
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

         On March 23, 2007, Sugar Creek Financial Corp. (the "Company"), the proposed holding company for Tempo Bank, announced that it has completed its community offering. The subscription offering, which was open only to eligible depositors and certain borrowers of the Bank, concluded on March 20, 2007. The Company has received orders for approximately 408,095 shares in the subscription and community offering, including shares to be purchased by the Company's employee stock ownership plan.

         The press release detailing this announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits

              Number            Description
              ------            -----------

              99.1              Press release dated March 23, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  March 26, 2007                  By: /s/ Francis J. Eversman
                                           -------------------------------------
                                           Francis J. Eversman
                                           President and Chief Operating Officer